UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 7, 2010
Date of Report (Date of earliest event reported)

MERCER GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52660	20-1769847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15710 W. Colfax Avenue, Suite 201 Golden, CO	80401
(Address of principal executive offices)	(Zip Code)

(303) 235-8099
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective on July 7, 2010, the Board of Directors of Mercer Gold Corporation (the "Company") accepted the resignation as a director of the Company from Devinder Randhawa.

As a result, the Company's current executive officers and directors are as follows:
Name	Position
Rahim Jivraj	President, Chief Executive Officer & Director
William D. Thomas	Secretary/Treasurer, Chief Financial Officer and & Director
Keith Laskowski	Director
David Shaw	Director
Edward Flood	Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MERCER GOLD CORPORATION
DATE: July 9, 2010.	"William D. Thomas" William D. Thomas Chief Financial Officer, Secretary, Treasurer and director

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